EXHIBIT 10.67
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                               SECURITY AGREEMENT
                                       AND
                              COLLATERAL ASSIGNMENT


         ANDREW M. MARTIN, an individual with a mailing address of P.O. Box 8487 Tauroa Station, Matangi RD, Havelock North, New Zealand (hereinafter called "Martin"), hereby grants, pledges and assigns collaterally to ANNIE'S HOMEGROWN, INC., a Delaware corporation having a place of business at 395 Main Street, Wakefield, MA 01880 (hereinafter called "Creditor"), to secure payment of $274,630.18 as provided in Martin's Omnibus Secured Promissory Note of even date herewith (the "Note") and also to secure the payment and performance of all obligations of Martin to Creditor under this Agreement, whether now existing or hereafter arising (all of the foregoing, including said note, being hereafter called the "Obligations"), and grants a security interest in, the personal property of Martin described below, wherever located and whether now existing or hereafter acquired or arising, and any and all additions, substitutions, accessions, proceeds and products thereto or thereof (all of the same being hereinafter called the "Collateral"):

                  All right, title and interest of Martin, present and future, in, to and under or arising out of that certain Put Agreement and that certain Call Agreement, each between Martin as Seller and Homegrown Holdings Corp., a Delaware corporation ("HHC"), dated December 2, 1999 (said Agreements, whether in separate documents or combined in a single document, being referred to collectively as the "Stock Collar Agreement") and all rights to the payment of money thereunder, provided that so long as no Event of Default under the Note exists at the time HHC makes a payment under the Stock Collar Agreement, Creditor agrees to release its security interest in that portion of such payment equal to the difference between (i) the total amount being paid by HHC and (ii) the amounts then due to Creditor under the Note. A true and complete executed copy of the Stock Collar Agreement is attached hereto as Exhibit A.

         Martin hereby warrants and covenants that:

         1. NO VIOLATION. The execution, delivery and performance of this Agreement by Martin does not violate or contravene any indenture, agreement or undertaking to which Martin is a party or by which he is bound.

         2. NO OTHER LIENS OR DISPOSITIONS; INTERCREDITOR AGREEMENT. Except for the security interest granted hereby, Martin is the owner of the Collateral free from all encumbrances and will defend the same against the claims and demands of all persons. Martin will not pledge, mortgage, create or suffer to exist a security interest in the Collateral, or in any of the shares of stock of the Company subject to the Stock Collar Agreement, in favor of any person other than Creditor, and will not sell or transfer the Collateral or any interest therein without the prior written consent of Creditor, provided, however, that if Martin hereafter desires to sell, assign or borrow against that portion of the amounts payable under the Stock Collar Agreement which exceeds the amounts payable under the Note, Creditor agrees to negotiate in good faith with the proposed purchaser, assignee or lender, as the case may be, provisions for an intercreditor agreement which will reasonably protect Creditor's priority position while allowing such transaction to proceed, so long as such transaction does not involve a pledge of more than a pro-rata portion of the stock subject to the Stock Collar Agreement.

         3. RESIDENCE ADDRESS; ACCESS TO RECORDS; FURTHER ASSURANCES. Martin is delivering to Creditor herewith an executed counterpart original copy of the Stock Collar Agreement. Martin agrees that said copy of the Stock Collar Agreement will be held by Creditor until the Note is paid in full. Martin shall notify HHC of the collateral assignment and grant of security interest in the Stock Collar Agreement made herein and that payments thereunder are to be made to Creditor as provided in Section 8 below. Martin will immediately notify Creditor in writing of any change in name or address from that shown in this Agreement and shall furnish to Creditor such further information as Creditor may request, including the address(es) of each residence and each place of business and shall at all reasonable times and from time to time allow Creditor, by or through any of its officers, agents, attorneys or accountants, to examine, inspect or make extracts from his books and records pertaining to the Collateral, and shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Creditor may require more completely to vest in and assure to Creditor its rights hereunder or in any of the Collateral, including Uniform Commercial Code financing statements, and any notices or other filings which may be necessary or appropriate under the laws of New Zealand to perfect, protect or enforce with respect to any Collateral located in New Zealand the security interest, pledge and assignment created hereby.

         4. NOTICE OF DEFAULT UNDER STOCK COLLAR AGREEMENT. Martin agrees to give Creditor prompt written notice, with all relevant details, in the event of any default by HHC under the Stock Collar Agreement.

         5. PERFORMANCE; NO AMENDMENTS; PAYMENT OF TAXES. Martin will perform on a timely basis all of his obligations under the Stock Collar Agreement and will not, without the prior written consent of Creditor, amend, modify, change, terminate, waive any rights under or any default on the part of HHC with respect to, or commit or allow to exist any default on his part under, the Stock Collar Agreement. Martin will pay promptly when due all taxes and other impositions, whether under any federal or state law of the United States or New Zealand, including income taxes and capital gains taxes, which if unpaid could constitute a lien or encumbrance on the Collateral.

         6. CREDITOR'S RIGHT TO REMEDY CERTAIN DEFAULTS. In its discretion, Creditor may discharge taxes and other encumbrances at any time levied or placed on the Collateral and pay any necessary filing fees. Martin agrees to reimburse Creditor on demand for any and all expenditures so made, and until paid the amount thereof shall be a debt secured by the Collateral. Creditor shall have no obligation to Martin to make any such expenditures nor shall the making thereof relieve Martin of any default.

         7. EVENTS OF DEFAULT AND REMEDIES. Upon the happening of any Event of Default under the Note (an "Event of Default"), and as long as such Event of Default continues, Creditor may, at its option, without notice or demand declare all of the Obligations to be immediately due

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and payable, and Creditor shall then have the right to take immediate possession of any Collateral not already in its possession, and for that purpose Creditor may, so far as Martin can give authority therefor, enter upon any premises on which the Collateral, or any part thereof, may be situated and remove the same therefrom. Martin will make the Collateral available to Creditor at a place and time designated by Creditor which is reasonably convenient to both parties. Except for Collateral which is of a type customarily sold on a recognized market, Creditor will give Martin at least ten days' prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale thereof is to be made. The Creditor shall also have in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts. From the proceeds of any sale or collection, Creditor shall be entitled to retain (i) all sums secured hereby, (ii) its reasonable expenses of retaking, holding, preparing for sale and selling, and
(iii) reasonable legal expenses, attorneys' fees and all other costs incurred by it in connection with the interpretation, administration and enforcement of this Agreement or any Collateral or with such sale or other disposition or any collection. The residue, if any, of any proceeds of collection or sale shall be paid to Martin; Martin, however, shall remain liable for any deficiency. No waiver by Creditor of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on another occasion.

         8.       REGARDING THE STOCK COLLAR AGREEMENT.

                  a. Concurrently with his execution of this Agreement: (i) Martin agrees to instruct HHC to remit directly to Creditor that portion of each payment coming due under the Stock Collar Agreement equal to the amount of the corresponding payment due under the Note (as set forth on Schedule A attached to the Note), and to obtain HHC's acknowledgement of and agreement to honor such instruction, and its acknowledgement that such instruction is irrevocable and cannot be changed without the prior written consent of Creditor; and (ii) Martin also agrees to notify HHC and any escrow agent in writing of the security interest of the Creditor in the amounts payable by HHC under the Stock Collar Agreement and obtain HHC's acknowledgement of the security interest and that upon receipt of written notice from Creditor that an Event of Default has occurred, the full amount of all payments under the Stock Collar Agreement is to be made directly to the Creditor.

                  b. At any time after the occurrence of an Event of Default:
(i) Creditor shall have the right, in addition to all other rights and remedies provided herein, at its discretion to collect and receive directly from HHC (or any escrow agent under the Stock Collar Agreement) all sums due or payable to Martin under the Stock Collar Agreement and to retain and apply on the Obligations such portion thereof equal to the amount then due and payable under the Note and may in its own name or in the name of Martin take such proceedings at law or in equity as it deems proper or desirable to enforce its rights of possession or to collect such payments, and the Creditor is hereby granted power of attorney for that purpose; (ii) Creditor may itself at any time after an Event of Default has occurred, without notice to or demand upon Martin, notify HHC and escrow agent that an Event of Default has occurred and direct them to make payment directly to Creditor; (iii) Martin shall hold the proceeds received from any payment in trust for the Creditor without commingling the same with other funds of Martin and shall turn the same over

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to the Creditor immediately upon receipt in the form received; and (iv) insofar as Collateral shall include instruments, contract rights, causes of action, other claims and rights to the payment of money, or the like, Creditor may demand, collect, draw on, receipt for, settle, compromise, adjust, sue for, foreclosure or realize upon Collateral and any proceeds thereof as the Creditor may determine, whether or not Obligations or Collateral are then due, and for the purpose of realizing the Creditor's rights therein, the Creditor may receive, open and dispose of mail addressed to Martin and endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage or any form of collateral on behalf of and in his name.

         9. WAIVERS; ASSENTS. Martin waives demand, notice, protest, notice of acceptance of this Agreement, notice of credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. Martin also waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of Creditor's rights hereunder, including without limitation, Creditor's rights following an event of default to take immediate possession of the Collateral and exercise its rights with respect thereto. With respect both to the Obligations and the Collateral, Martin assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising, adjusting or discharge of any thereof, all in such manner and at such time or times as Creditor may deem advisable. Creditor shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights pertaining thereto beyond the safe custody of any thereof in the possession of the Creditor. Creditor may exercise its rights with respect to the Collateral without resorting or regard to other collateral or sources of reimbursement for the Obligations. Creditor shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver be in writing and signed by Creditor. No delay or omission on the part of Creditor in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of Creditor on the Obligations or the Collateral, whether evidenced hereby or by any other instrument or paper, shall be cumulative and may be exercised separately or concurrently.

         10. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF MARTIN AND THE COMPANY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES HIS OR ITS (AS THE CASE MAY BE) RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF, UNDER, IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, THE NOTE, THE SEPARATION AGREEMENT, THE COLLATERAL OR THE OBLIGATIONS, OR ANY TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY, AND MARTIN WAIVES ALL RIGHTS TO REQUIRE THE CREDITOR TO ELECT AMONG ANY OF ITS REMEDIES WITH RESPECT TO THIS AGREEMENT OR ANY COLLATERAL. EACH PARTY REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH LEGAL COUNSEL AND HAS KNOWINGLY AND

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VOLUNTARILY WAIVED HIS OR ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH HIS
OR ITS LEGAL COUNSEL, AND AGREES THAT IN THE EVENT OF LITIGATION THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT WITHOUT A JURY. EACH PARTY RECOGNIZES AND AGREES THAT THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE OTHER PARTY TO ENTER INTO THIS AGREEMENT AND FOR THE CREDITOR TO MAKE THE ACCOMODATIONS CONTEMPLATED IN THE SEPARATION AGREEMENT.

         11. GENERAL. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the law of Massachusetts. EACH OF MARTIN AND THE CREDITOR HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURT OF ESSEX COUNTY IN SAID COMMONWEALTH AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN MARTIN AND THE CREDITOR PERTAINING TO THE NOTE OR TO THIS AGREEMENT OR ANY COLLATERAL COVERED HEREBY OR ANY MATTER PERTAINING TO ANY OF THE SAME, AND EACH HEREBY SUBMITS TO THE JURISDICTION OF SAID COURTS, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN OR OTHER REVIEW SOUGHT FROM THE AFORESAID COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF MARTIN'S OBLIGATIONS UNDER OR WITH RESPECT TO THE NOTE OR THIS AGREEMENT OR ANY MATTER RELATING THERETO, BUT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE CREDITOR FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO ENFORCE THIS AGREEMENT. MARTIN HEREBY WAIVES ANY OBJECTION WHICH HE MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON-CONVENIENS. MARTIN FURTHER AGREES THAT SERVICE OF ANY SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY AN INTERNATIONAL EXPRESS DELIVERY SERVICE ADDRESSED TO MARTIN AT THE ADDRESS FOR NOTICE SET FORTH IN THE SEVERANCE AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED AND TO CONSTITUTE PERSONAL SERVICE UPON THE EARLIER OF MARTIN'S ACTUAL RECEIPT THEREOF OR THIRTY (30) DAYS AFTER DELIVERY TO FEDERAL EXPRESS INTERNATIONAL OR OTHER ESTABLISHED INTERNATIONAL EXPRESS DELIVERY SERVICE, DELIVERY CHARGES PREPAID.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, Martin has executed two (2) original counterparts of this Agreement under seal on this 2nd day of December, 1999.




                                           /s/ Andrew M. Martin
                                           -------------------------------
                                           Andrew M. Martin
Witness:
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